Exhibit




                            ASSET PURCHASE AGREEMENT

                         This Asset Purchase Agreement dated this 3rd day of
December, 2002 and is effective as of December 31, 2002
(hereinafter THE "AGREEMENT") is made and enter into by and among TRSG CORPORATION, A DELAWARE CORPORATION (hereinafter THE "SELLER") and GATEWAY DISTRIBUTORS, INC., A NEVADA CORPORATION (hereinafter THE "BUYER"). Throughout this Agreement, the Buyer and the Seller may be referred to collectively as the "Parties".

                                   WITNESSETH:

           WHEREAS, the Seller intends to sell to the Buyer all assets of Seller, all as set forth in Exhibit "A", attached hereto and incorporated herein(hereinafter THE "ASSETS");

           WHEREAS, the Seller is a duly formed and validly existing corporation in good standing under the laws of the State of Delaware; and

           WHEREAS, the Buyer is a duly formed and validly existing corporation in good standing under the laws of the State of Nevada; and

           WHEREAS, Buyer wishes to purchase from the Seller and the Seller desires to sell to the Buyer the Assets, and WHEREAS, the parties are desirous of documenting their representations, warranties, covenants, agreements and conditions relating to the purchase and sale of the Shares into a written agreement.

           NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, agreements and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

           1. RECITALS: The foregoing recitals are true and correct in all material respects and are incorporated herein as if fully stated.


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           2. DEFINITION: The following terms shall have the following meanings for the purposes of this Agreement:

              2.1 "AGREEMENT" shall mean this Asset Purchase Agreement, including all exhibits and schedules attached hereto, as may be amended from time to time.

           2.2 "CLOSING" shall mean the completion of the transactions contemplated in this Agreement.

           2.3 "CLOSING DATE" shall mean the date on which the Closing occurs or is to occur.

           2.4 "CONTRACT" shall mean any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, instrument, plan, permit or license, whether written or verbal, which intended or purports partnership or limited partnership, such Person's which is a corporation, general partnership or limited partnership, such Person's certificate or articles of incorporation and by-laws or partnership agreement, as the case may be.

              2.5 "GOVERNMENTAL AUTHORITY" shall mean the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative , judicial, regulatory or administrative functions of or pertaining to government, including the pension benefit guaranty corporation and other quasi governmental entities established to perform such functions.

            2.6 "LAW" shall mean any law, statue, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agree or imposed by any governmental authority.

           2.7 "LIEN" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, pledge, security interest, option, lease or sublease, claim, right of any third party or encumbrance.

           2.8 "PERSON" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.

           2.9 "PURCHASE PRICE" shall mean the aggregate amount set forth in this Agreement subject to the adjustment provided for in this Agreement.

           2.10 "TAXES" shall mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valor, turnover, real and personal property taxes(tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, windfall profits, interest equalization, severance, employees' income withholding, unemployment and social security taxes and other withholding taxes, which are imposed by any governmental authority, and such terms shall include any interest, penalties or additions to tax attributable thereto.

           3. SALE AND PURCHASE OF ASSETS: The Seller hereby agrees to sell to the Buyer and the Buyer shall purchase and acquire from the Seller all of the described Assets of the Seller as set forth in Exhibit "A" (the "Assets").


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           4. PURCHASE PRICE AND METHOD OF PAYMENT: The Purchase Price for the
Assets shall consist of the following:

           (a) All debt of the Seller is as set forth in the balance sheet as of the Closing Date (attached hereto as Exhibit "B") shall be assumed and shall be the sole obligation of the Buyer, except as follows:

               (i) Promissory Note of the Company to Feng Shui Consulting, Inc. dated December 31, 2001, in the face value of $175,000.00, a true and correct copy of which is attached hereto as Exhibit "C" and incorporated herein;

               (ii) Promissory Note of the Company to Hudson Consulting Group, Inc. dated December 31, 2001, in the face value of $175,000.00, a true and correct copy of which is attached hereto as Exhibit "D" and incorporated herein;

               (iii) $200,000.00 in aged debt to be selected by the Seller from the Exhibit "B" balance sheet of the Company.

               (iv) Buyer shall indemnify and hold the Seller harmless from all claims of creditors of Seller with respect to all debts of Seller assumed by Buyer pursuant to this Agreement.

           (b) The closing of the sale shall take place at the offices of Seller. At the closing, Seller shall deliver to buyer such deeds, bills of sale, assignments, and other instruments of transfer as may be necessary to vest in buyer good and marketable title to the property and assets sold under this Agreement. Seller shall do such additional acts and provide such additional documents as is necessary for compliance with statutory requirements pertaining to bulk sales or certificates of disposition of corporate assets sold. At closing, Buyer shall execute such documents as is necessary to assume the identified debt of Seller as final consideration for Buyer's obligations hereunder. All documents and papers to which the parties are entitled under this agreement, unless otherwise specified in this agreement, shall also be delivered at the closing.


           5. REPRESENTATIONS AND WARRANTIES OF SELLER AND BUYER: The Seller represents and warrants to the Buyer, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

           5.1 The Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite power and authority to own, lease and operate its businesses as it now being owned, operated and conducted. The Seller is licensed or qualified to do business and is in good standing as a foreign corporation authorized to do business in Nevada and in each jurisdiction where the nature of the properties owned, leased or operated by it and the business where the nature of the properties owned, leased or operated by it in and the business transacted by it requires such licensing or qualification. The Seller has no direct or indirect Subsidiaries, either wholly or partially owned, and the Seller does not hold any economic, voting or management interest in any Person or own any security issued by any Person. True, correct and complete copies of the Certificate of Incorporation, By-laws as amended, and minutes (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Seller have been delivered to the Buyer.


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           5.2 The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with all requisite power and authority to own, lease and operate its businesses as it now being owned, operated and conducted. The Buyer is licensed or qualified to do business and is in good standing as a foreign corporation authorized to do business in each jurisdiction where the nature of the properties owned, leased or operated by it and the business where the nature of the properties owned, leased or operated by it in and the business transacted by it requires such licensing or qualification. True, correct and complete copies of the Certificate of Incorporation, By-laws as amended, and minutes (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Buyer have been delivered to the Seller.

           5.3 AUTHORIZATIONS: The Seller has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Seller and is enforceable against the Seller in accordance with the terms contained herein.

           5.4 APPROVALS: The execution, delivery and performance by the Seller of this Agreement does not and will not (i) violate or conflict with, result in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default), or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Seller, or the Seller is a party or by which the Seller, a Subsidiary or any of their respective assets or properties are bound;
(ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading. Except for the assumed debt set forth in Paragraph 3, the Seller has no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due.

           5.5 MARKETABLE TITLE. Seller has good and marketable title to all assets and property sold under this Agreement, except as otherwise stated in the exhibits attached to this agreement and except for property disposed of or encumbered in the ordinary course of business. All tangible property sold under this agreement is in good condition and repair and conforms to all applicable zoning, building, safety, and other regulations.




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           5.6 CONSENTS TO TRANSFERS. Seller agrees to use its best efforts to obtain the necessary consents for the assignment or transfer of any contract, lease, license, or permit to be assigned or transferred under this agreement and to perform its duties under such contracts, leases, licenses, and permits without default until the closing date.


           5.7 ORDINARY COURSE OF BUSINESS. Until the closing date of this agreement, Seller shall not, without the written consent of Buyer, dispose of or encumber any of the assets or property to be sold under this agreement, with the exception of any transactions occurring in the ordinary course of Seller's business. Seller shall use its best efforts to preserve its business and good will. Seller further agrees to permit buyer and its representatives full access to its property and records any time prior to the closing date during normal business hours and to supply all information concerning its property and affairs as buyer may reasonably demand.

           The Buyer represents and warrants to the Seller, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

           5.5 AUTHORIZATIONS: The Buyer has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This Agreement constitutes the legal, valid and binding obligations of the Buyer and is enforceable against the Seller in accordance with the terms contained herein.

           5.6 APPROVALS: The execution, delivery and performance by the Buyer of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Buyer or the Buyer is a party or by which the Buyer or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of the circumstances in which they were made, not misleading.

           6.0   MISCELLANEOUS MATTERS:

           (a) Subject to the provisions herein, the Buyer and Seller agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement. To the maximum extent permitted by law, Buyer, on behalf of itself and any affiliate thereof, shall hereby and hereafter release, indemnify, hold-harmless and defend Seller from all liability of the Seller (except as provided in Paragraph 4 (a)(i)-(iii) hereinabove) and any other claim or demand regarding the Seller or the activities of the Seller.

           (b) Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.



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           (c) If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

           (d) From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.

           (e) No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

           (f) Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

           (g) This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

           (h) Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.

           (i) Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

           (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.

           (k) This Agreement is not assignable without the written consent of the parties.

           (l) Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.

           (m) This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof.


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           (n) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (o) The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

           (p) The parties hereto agree that (i) Gateway has retained independent legal counsel in connection with the preparation and of this Agreement, (ii) Gateway has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.

           (q) The law of the State of Illinois shall apply to this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the ADVISOR in Illinois.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

TRSG CORPORATION, A DELAWARE CORPORATION, SELLER

BY: /S/ DAN DAVIS
    --------------
    DAN DAVIS, PRESIDENT

GATEWAY DISTRIBUTORS, INC., A  NEVADA CORPORATION, BUYER

BY: /S/ RICK BAILEY



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